UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2005

                                K2 DIGITAL, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its chapter)

        Delaware                       1-11873              13-3886065
------------------------------       ---------------        -------------------
(State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)              File Number)         Identification No.)

        500 Fifth Avenue, Suite 1650, New York, New York 10110
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        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (212) 810-2430

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Item 1.02.  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2005, the Registrant and Alternative Construction Company, Inc. terminated their previously announced Letter Agreement dated June 27, 2005 between the Registrant and Alternative Construction Company, Inc. The Registrant is exploring other options to enhance shareholder value. These options may include a merger or similar transaction with another entity or liquidation of the Registrant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          K2 DIGITAL, INC.
                                                  (Registrant)

Date: October 7, 2005

                                          By:  /s/ Gary Brown
                                          ------------------------------------
                                          Name:  Gary Brown
                                          Title: President
                                                 Principal Financial and
                                                 Accounting Officer